Exhibit 99

            NIC Earns Four Cents Per Share on a 27 Percent
          Increase in Operating Income in the Third Quarter


    OLATHE, Kan.--(BUSINESS WIRE)--Oct. 27, 2005--NIC Inc. (Nasdaq:EGOV) today reported net income of $2.4 million and earnings per share of four cents on total revenues of $16.0 million for the three months ended September 30, 2005. In the prior year quarter, the Company posted net income of $1.9 million and earnings per share of three cents on total revenues of $13.4 million. Driven by a 46 percent increase in same state non-driver record exchange (non-DMV) revenues in the core portal business, operating income was $3.9 million in the third quarter, up 27 percent over third quarter 2004.

                     3Q 2005 Operating Highlights
                    Three months ended September 30
                              (thousands)

                                               2005     2004    Change
                                             --------  -------  ------

 Portal Revenues                            $ 14,637  $11,878      23%
 Portal Cost of Revenues                       7,620    6,266      22%
                                             --------  -------
 Portal Gross Profit                        $  7,017  $ 5,612      25%
 Portal Gross Profit %                            48%      47%

 Operating Income                           $  3,851  $ 3,028      27%
 Operating Income Margin %                        24%      23%


    Portal revenues were $14.6 million, a 23 percent increase over the prior year quarter. On a same state basis, portal revenues grew 20 percent in the third quarter, up from 17 percent in third quarter 2004. NIC's professional license renewal, tax filing, vehicle tag renewal, and limited criminal history search services performed well in the third quarter, helping same state revenues from non-DMV services to increase 46 percent over the prior year quarter. During the same period last year, same state non-DMV revenues grew 37 percent.
    Revenues from driver record exchange (DMV) services grew 20 percent in third quarter and were driven by the launch of the South Carolina portal earlier in the year. On a same state basis, DMV revenues increased 12 percent over third quarter 2004.
    "In the third quarter, NIC's portal business once again demonstrated that our self-funded business model remains strong and continues to deliver value to both shareholders and our government partners," said Jeff Fraser, Chief Executive Officer of NIC.
    The portal business launched 72 new non-DMV revenue-generating services in the third quarter. "Revenue diversification is a key component of our long-term growth strategy, and we currently have more than 140 non-DMV fee-based services in the development pipeline," said Harry Herington, NIC's Chief Operating Officer.
    Revenues for the software and services business in the third quarter were $1.3 million, down 15 percent from the prior year quarter. Software and services results in the prior year quarter were positively affected by a $0.4 million reduction in loss reserves related to legacy business filing contracts in Arkansas and Oklahoma.
    In the California Secretary of State engagement, the Company has been advised that it will not be required to deliver the business entity phase of the project and is currently in discussions regarding the effects of reducing the project scope. "Our goals are to have a satisfied customer in the Secretary of State's office and to minimize NIC's financial exposure, and we are currently on track to meet both objectives," said Eric Bur, NIC's Chief Financial Officer.
    Selling and administrative expenses for the current quarter were $2.9 million, down from $3.1 million in the prior year quarter. Selling and administrative expenses were 18 percent of revenue in the third quarter, down from 23 percent in third quarter 2004.
    NIC ended the quarter with $48.2 million in cash and marketable securities, up $5.3 million from June 30, 2005. The Company's cash and marketable securities have risen $17.9 million since September 30, 2004.

    Operating Highlights

    In October, NIC completed agreements with all of the necessary parties in the state of Colorado (www.Colorado.gov) to manage its 18th self-funded state portal. For the second consecutive year, an NIC state partner was ranked first in the nation in Brown University's 2005 eGovernment Survey. Utah (www.Utah.gov) earned the top spot, Maine (www.Maine.gov) finished second, and Tennessee (www.Tennessee.gov) was ranked sixth.
    Five NIC partners were also top 10 finalists in the Center for Digital Government's 2005 Best of the Web competition. Tennessee was ranked second, Indiana (www.IN.gov) placed third, and Virginia finished in fifth place. Alabama (www.Alabama.gov) and Nebraska (www.Nebraska.gov) were also ranked in the top 10.
    "We thank Colorado for their vote of confidence and look forward to a long and productive partnership, and we congratulate all of our award-winning state partners," concluded Herington.

    Fourth Quarter 2005 Outlook

    For fourth quarter 2005, NIC expects total revenues of $14.4 - $14.9 million, portal revenues of $13.6 - $13.9 million, and software and services revenues of $0.8 - $1.0 million. The Company also anticipates operating income between $2.8 - $3.0 million and net income of $1.7 - $1.9 million.
    For full year 2005, NIC expects total revenues of $54.4 - $56.0 million, portal revenues of $54.4 - $55.7 million, and software and services revenues of $0.3 million or less. The Company also anticipates operating income between $9.3 - $9.8 million and net income of $5.6 - $5.9 million.
    "NIC's projections do not include any new or unsigned contracts and also reflect our exit from the standalone local portal business earlier this year, which generated $1.0 million of low-margin revenue in 2004. In line with our year-to-date performance, 97 percent of portal revenues should be transactional in 2005 as we swap the occasional portal software development project for recurring revenue opportunities," concluded Bur. Fourth quarter 2005 guidance also reflects normal seasonality, which has historically resulted in a 5-10 percent decrease in portal DMV revenues.
-0-
*T

Third Quarter Webcast Details
Thursday, October 27, 2005
9:00 a.m. (EDT)
Call leaders:     Jeff Fraser, Chief Executive Officer
                  Harry Herington, Chief Operating Officer
                  Eric Bur, Chief Financial Officer
*T

    To sign in and listen: The Webcast system is available at www.nicusa.com/investor.
    Some users may need to refresh their browsers to view the Webcast information. A replay of the Webcast will be available until 5:00 p.m.
(EST) on January 26, 2006, by visiting www.nicusa.com/investor.
    An audio replay of NIC's third quarter earnings call will also be available until 11:00 p.m. (EST) on November 3 by dialing
800-405-2236 and using passcode 11041476.

    About NIC

    NIC manages more eGovernment services than any provider in the world. The company is helping governments communicate more effectively with citizens and businesses by putting essential services online. NIC provides eGovernment solutions for 2,000 state and local agencies that serve more than 55 million people in the United States. Additional company information is available at www.nicusa.com.

    The statements in this release regarding continued implementation of NIC's business model and its development of new products and services are forward-looking statements. There are a number of important factors that could cause actual results to differ materially from those suggested or indicated by such forward-looking statements. These include, among others, the success of the Company in signing contracts with new states and government agencies, including continued favorable government legislation; NIC's ability to develop new services; existing states and agencies adopting those new services; acceptance of eGovernment services by businesses and citizens; competition; and general economic conditions and the other important cautionary statements and risk factors described in NIC's 2004 Annual Report on Form 10-K/A filed on March 16, 2005, with the Securities and Exchange Commission.

    (financial tables follow)

                               NIC Inc.
                           FINANCIAL SUMMARY
                              (UNAUDITED)
                Thousands except for per share amounts

                             Three months ended   Nine months ended
                               September 30,        September 30,
                                2005     2004        2005       2004

Revenues:
  Portal revenues             $14,637  $11,878     $ 42,684   $36,363
  Software & services
   revenues                     1,321    1,549          171     5,821
                               -------  -------     --------   -------
     Total revenues            15,958   13,427       42,855    42,184
                               -------  -------     --------   -------

Operating expenses:
  Cost of portal revenues,
   exclusive of
   depreciation &
   amortization                 7,620    6,266       21,428    18,308
  Cost of software &
   services revenues,
   exclusive of
   depreciation &
   amortization                 1,117      720        4,442     4,449
  Selling & administrative      2,948    3,052        9,507     9,229
  Depreciation &
   amortization                   422      361        1,141     1,130
                               -------  -------     --------   -------

   Total operating expenses    12,107   10,399       36,518    33,116
                               -------  -------     --------   -------

Operating income                3,851    3,028        6,337     9,068
                               -------  -------     --------   -------

Other income (expense):
  Interest income                 197       31          432        75
  Interest expense                  -       (2)           -       (11)
  Equity in net loss of
   affiliates                       -        -            -      (109)
  Other income (expense),
   net                              -       14           (3)       14
                             ---------  -------     --------   -------

  Total other income
   (expense)                      197       43          429       (31)
                               -------  -------     --------   -------

Income before income taxes      4,048    3,071        6,766     9,037
Income tax provision            1,661    1,122        2,806     3,660
                               -------  -------     --------   -------

Net income                    $ 2,387  $ 1,949     $  3,960   $ 5,377
                               =======  =======     ========   =======

Basic and diluted earnings
 per share:                   $  0.04  $  0.03     $   0.07   $  0.09
                               =======  =======     ========   =======

Weighted average shares
 outstanding:
  Basic                        60,271   59,065       59,838    58,894
                               =======  =======     ========   =======
  Diluted                      61,226   60,952       60,902    60,952
                               =======  =======     ========   =======



Key Financial Metrics:

Revenue growth - outsourced
 portals                           23%      19%          17%       22%
Same state revenue growth -
 outsourced portals                20%      17%          18%       19%
Revenue growth - software &
 services                        (15%)    (47%)        (97%)     (31%)
Gross profit percentage -
 outsourced portals                48%      47%          50%       50%
Gross profit percentage -
 software & services               15%      54%         N/A        24%
Selling & administrative
 costs as a percentage of
 revenue                           18%      23%          22%       22%
Operating income margin
 percentage                        24%      23%          15%       21%

Portal Revenue Analysis
 (thousands):
DMV transaction-based         $ 9,109  $ 7,586     $ 26,408   $23,114
Non-DMV transaction-based       5,089    3,551       14,737    10,491
Software development &
 portal management                439      741        1,539     2,758
                               -------  -------     --------   -------

 Total                        $14,637  $11,878     $ 42,684   $36,363
                               =======  =======     ========   =======



                               NIC Inc.
                      CONSOLIDATED BALANCE SHEETS
                              (UNAUDITED)
                  Thousands except for share amounts



                                                Sept. 30,    Dec. 31,
                                                  2005         2004
                                               ----------   ---------
                                ASSETS
Current assets:
  Cash and cash equivalents                    $   32,299   $  30,769
  Cash and cash equivalents - restricted                -       3,000
  Marketable securities                            15,900           -
  Trade accounts receivable                        22,318      17,610
  Unbilled revenues                                 1,347       3,400
  Deferred income taxes                               952         433
  Prepaid expenses & other current assets           1,410       1,312
                                               ----------   ---------
   Total current assets                            74,226      56,524

Property and equipment, net                         2,764       2,603
Unbilled revenues                                   1,465       2,404
Deferred income taxes                              29,315      31,274
Other assets                                          190         266
                                               ----------   ---------
   Total assets                                $  107,960   $  93,071
                                               ==========   =========



                 LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                             $   20,899   $  14,394
  Accrued expenses                                  5,964       6,266
  Application development contracts                 1,338           -
  Other current liabilities                           116         151
                                               ----------   ---------
    Total current liabilities                      28,317      20,811
                                               ----------   ---------
Commitments and contingencies                           -           -

Shareholders' equity:
  Common stock, no par, 200,000,000 shares
   authorized 60,367,112 and 59,301,375 shares
   issued and outstanding                               -           -
  Additional paid-in capital                      204,323     200,921
  Accumulated deficit                            (124,496)   (128,456)
                                               ----------   ---------
                                                   79,827      72,465
  Less treasury stock                                (184)       (205)
                                               ----------   ---------
    Total shareholders' equity                     79,643      72,260
                                               ----------   ---------
    Total liabilities and shareholders'
     equity                                    $  107,960   $  93,071
                                               ==========   =========



                               NIC Inc.
                           CASH FLOW SUMMARY
                              (UNAUDITED)
                               Thousands

                                 Three months ended  Nine months ended
                                   September 30,       September 30,
                                    2005     2004      2005     2004
                                 ---------- -------  -------- -------
Cash flows from operating
 activities:
  Net income                    $    2,387 $ 1,949   $  3,960 $ 5,377
  Adjustments to reconcile
   net income to net cash
   provided by operating
   activities:
     Depreciation & amortization       422     361      1,141   1,130
     Application development
      contracts                       (120)   (446)     1,338    (465)
     Deferred income taxes           1,473     882      2,510   3,258
     Equity in net loss
      of affiliates                      -       -          -     109

  Changes in operating
   assets and liabilities
     (Increase) decrease in trade
      accounts receivable                5   1,815     (4,708)   (870)
     (Increase) decrease
      in unbilled revenues            (700)   (121)     2,992   3,594
     (Increase) decrease
      prepaid expenses &
      other current assets            (386)   (285)       (92)     63
     Decrease in other assets           14       7         76       9
     Increase (decrease)
      in accounts payable            1,527    (538)     6,505  (2,008)
     Increase (decrease)
      in accrued expenses              764    (482)      (302)    832
     (Decrease) in other
      current liabilities               (4)    (28)       (35)    (43)
                                 ---------- -------   -------- -------

  Net cash provided by
   operating activities              5,382   3,114     13,385  10,986
                                 ---------- -------   -------- -------


Cash flows from investing
 activities:
  Purchases of property and
   equipment                          (826)   (132)    (1,304)   (987)
  Purchases of marketable
   securities                       (7,900)      -    (30,900)      -
  Maturities of marketable
   securities                            -       -     15,000     250
  Proceeds from sale of
   affiliate                             -       -          -     300
                                 ---------- -------   -------- -------

  Net cash used in investing
   activities                       (8,726)   (132)   (17,204)   (437)
                                 ---------- -------   -------- -------


Cash flows from financing
 activities:
  Cash and cash equivalents
   - restricted                          -   2,286      3,000   2,363
  Payments on note payable               -    (286)         -    (363)
  Proceeds from employee
   common stock purchases                -       -        122     117
  Proceeds from exercise of
   employee stock options              745     835      2,227   1,051
                                 ---------- -------   -------- -------

  Net cash provided by
   financing activities                745   2,835      5,349   3,168


Net increase (decrease) in
 cash and cash equivalents          (2,599)  5,817      1,530  13,717
Cash and cash equivalents,
 beginning of period                34,898  21,440     30,769  13,540
                                 ---------- -------   -------- -------
Cash and cash equivalents,
 end of period                  $   32,299 $27,257   $ 32,299 $27,257
                                 ========== =======   ======== =======



    CONTACT: NIC
             Chris Neff, 435-645-8898
             cneff@nicusa.com